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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Educational Development Corporation

(Name of Registrant as Specified In Its Charter)

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EDUCATIONAL DEVELOPMENT CORPORATION
10302 East 55th Place
Tulsa, Oklahoma 74146
(918) 622-4522

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:00 a.m. on July 27, 2004

PLACE:	Sheraton Tulsa 10918 East 41st Street Tulsa, Oklahoma

ITEMS OF BUSINESS:	(1) To elect two directors (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

WHO CAN VOTE:	You are entitled to vote if you were a stockholder of record at the close of business on the record date, May 24, 2004.

VOTING BY PROXY:	Please submit a proxy as soon as possible so that your shares of our common stock can be voted at the Annual Meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the enclosed proxy card.

2004 ANNUAL REPORT:	A copy of our fiscal year 2004 Annual Report is enclosed.

DATE OF MAILING:	This notice, the attached Proxy Statement, the accompanying proxy card and our 2004 Annual Report are first being mailed to stockholders on or about June 21, 2004.

By Order of the Board of Directors

Randall W. White,
Chairman of the Board and President

Tulsa, Oklahoma
June 21, 2004

EDUCATIONAL DEVELOPMENT CORPORATION
10302 East 55th Place
Tulsa, Oklahoma 74146

June 21, 2004

To The Stockholders of Educational Development Corporation:

You are cordially invited to attend the 2004 annual meeting of stockholders of Educational Development Corporation on Tuesday, July 27, 2004 at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, commencing at 10:00 a.m., Central time.

The notice of the annual meeting and proxy statement accompanying this letter provide information concerning matters to be considered and acted upon at the annual meeting. During the annual meeting we will provide a report on our operations, followed by a time for questions and answers.

Whether or not you plan to attend the annual meeting, we encourage you to sign and return the enclosed proxy card as promptly as possible in the enclosed postage paid envelope so that your shares are represented at the meeting. Regardless of the number of shares you own, your vote is important.

Thank you for your continued interest and support.

Sincerely,

Randall W. White
Chairman of the Board and President

Enclosures

QUESTIONS AND ANSWERS

WHO MAY ATTEND THE ANNUAL MEETING?

All stockholders who held shares of our common stock on May 24, 2004, may attend. If your stock is held in the name of a broker, bank, or other holder of record, often referred to as “in street name,” just bring a copy of your brokerage account statement or a proxy card which you can get from your broker, bank, or other holder of record of your stock.

WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Randall W. White and W. Curtis Fossett have been designated by the Company as proxies for the 2004 Annual Meeting of Stockholders.

WHO CAN VOTE AT THE MEETING?

The record date for the 2004 Annual Meeting of Stockholders is May 24, 2004. The record date was established by our Board of Directors. Stockholders of record at the close of business on the record date are entitled to:

(a)	receive notice of the meeting; and

(b)	vote at the meeting and any adjournments or postponements of the meeting.

On the record date, 4,033,729 shares of our common stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the record date, except that cumulative voting is authorized with respect to the election of directors, as further described under “Voting Securities,” in this Proxy Statement.

HOW DO I VOTE?

You may vote in person at the meeting or you may appoint a proxy, by mail, to vote your shares. If you return a signed card but do not provide voting instructions, your shares will be voted for the proposal to be voted on at the meeting.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a)	By Written Proxy: Stockholders of record can vote by marking, signing, and timely returning the enclosed proxy card. Street name or beneficial holders must follow the directions provided by their broker, bank, or other nominee in order to direct such broker, bank, or nominee how to vote.

(b)	In Person: All stockholders may vote in person at the meeting. Street names or beneficial holders must obtain a legal proxy from their broker, bank, or nominee prior to the meeting in order to vote in person.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of our outstanding shares of common stock, as of the record date, must be present at the annual meeting in order to hold the annual meeting and conduct business. This is called a quorum. Shares of our common stock are counted as present at the annual meeting if the holder of such shares:

(a)	is present and votes in person at the annual meeting; or

(b)	has properly submitted a proxy card.

HOW ARE ABSTENTIONS COUNTED?

Abstentions are counted as present for the purpose of determining the presence of a quorum.

HOW DO I REVOKE MY PROXY?

You have the right to revoke your proxy at any time before the meeting by:

(1)	notifying our corporate secretary in writing;

(2)	returning a later-dated proxy card; or

(3)	voting in person.

WILL MY STOCK BE VOTED IF I DO NOT PROVIDE MY PROXY?

Your stock may be voted if it is held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The NASDAQ Stock Market, Inc., or NASDAQ, to vote stock for which their customers do not provide voting instructions on certain “routine” matters. We believe that the uncontested election of directors is considered a routine matter for which brokerage firms may vote unvoted stock that is held in the name of brokerage firms.

WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies that are signed and returned will be voted FOR the election of all director nominees.

WHAT HAPPENS IF I DON’T VOTE?

If you do not return your proxy, or vote in person or through a firm, your non-vote will have no effect on the outcome.

WILL ADDITIONAL PROPOSALS BE PRESENTED, OTHER THAN THOSE INCLUDED IN THIS PROXY STATEMENT?

We know of no matters to be presented at the annual meeting other than those included in this notice. By signing the proxy card you are also giving authority to the persons named on the proxy card to take action on additional matters that may properly come before the annual meeting. Should any other matter requiring a vote of stockholders arise, including a question of adjourning the annual meeting, the persons named in the accompanying proxy card will vote according to their best judgement.

HOW MANY VOTES ARE NEEDED TO APPROVE THE COMPANY’S PROPOSALS?

The company’s proposals to be voted on at the annual meeting will be decided by a majority of the votes cast by the stockholders. However, other matters that may properly come before the annual meeting may require more than a majority vote under our By-laws, the laws of the state of Delaware, our Amended and Restated Certificate of Incorporation, or other applicable laws.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card and proxy statement. Please sign and return all proxy cards to ensure that all your shares of common stock are voted. We encourage you to have all accounts registered in the same name and address whenever possible.

WHAT IF ONLY ONE COPY OF THESE PROXY MATERIALS WAS DELIVERED TO MULTIPLE
STOCKHOLDERS WHO SHARE A SINGLE ADDRESS?

In some cases, only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the accompanying 2004 Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a stockholder may submit a written request to Corporate Secretary, Educational Development Corporation, 10302 E. 55th Place, Tulsa, OK 74146 or an oral request by telephone at (918) 622-4522. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the 2004 Annual Report and who would rather receive a single copy of such materials may instruct us accordingly by directing their request to us in the manner provided above.

WHO BEARS THE COST OF THIS SOLICITATION?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition, we may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of shares of our common stock for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers, and employees, personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.

WHAT IS THE DIFFERENCE BETWEEN HOLDING STOCK AS A “STOCKHOLDER OF RECORD” AND HOLDING STOCK AS “BENEFICIAL OWNER” (OR IN “STREET NAME”)?

Most stockholders are considered the “beneficial owners” of their stock, that is, they hold their stock through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between stock held of record and stock owned beneficially or in “street name.”

     (a) Stockholder of Record:  If your stock is registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to that stock and proxy materials are sent directly to you by us. As our stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. We have enclosed a proxy card for your vote.

     (b) Beneficial Owner:  If your stock is held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or nominee (who is considered the stockholder of record with respect to those shares). As the beneficial owner, you have the right to direct your broker, bank, or nominee on how to vote if you follow the instructions you receive from your broker, bank, or nominee. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting, unless you request, complete, and deliver the proper documentation provided by your broker, bank or nominee and bring it with you to the meeting.

VOTING SECURITIES

The Company’s $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares of our common stock which may be voted at the meeting or any adjournment thereof is 4,033,729 shares, which was the number of shares outstanding as of May 24, 2004, the record date. Each stockholder is entitled to one vote for each share of our common stock held, except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share of our common stock will entitle the holder thereof to a number of votes equal to the number of directors being elected and each stockholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy at the 2004 Annual Meeting of the holders of a majority of the shares of common stock issued and outstanding as of May 24, 2004, will constitute a quorum for the transaction of business at such meeting. Abstentions and broker non-votes, meaning shares of our common stock held in the name of a nominee where no voting instruction has been provided to the nominee, will be counted for the purposes of determining whether a quorum is present. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

PROPOSAL FOR ACTION AT THE ANNUAL MEETING
Proposal One:
Election of Directors

Our Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall consist of three to fifteen directors, the exact number of which is determined resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.

Our Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each consisting of as close to one-third of the total directors as possible. Each class of directors serves a three-year term expiring at the Annual Meeting of Stockholders in the year listed in the table below:

Class III (2004)	Class I (2005)	Class II (2006)
John A. Clerico Randall W. White	James F. Lewis	Robert D. Berryhill G. Dean Cosgrove

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated John A. Clerico and Randall W. White for election as Class III directors, to serve three-year terms to expire at the Annual Meeting of Stockholders in 2007, or until their successors are duly elected and qualified. Messrs. Clerico and White are currently serving as directors and have consented to serve for a new term.

Directors in Class I and Class II are not being re-elected this year and will continue in office for the remainder of their terms, as described above, unless such directors resign or their service as directors otherwise ceases in accordance with our Amended and Restated Certificate of Incorporation and By-laws.

The persons named in the accompanying proxy card intend to vote such proxy in favor of the election of the nominees named below, who are currently directors, unless authority to vote for the director is withheld in the proxy. Although the Board of Directors has no reason to believe that the nominees will be unable to serve as directors, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors, unless contrary instructions are given on the proxy.

The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the meeting and entitled to vote is required for the election of directors. Votes for which authority is withheld and the broker non-votes will be tabulated as votes for the election of directors for the purpose of computing the number of shares of our common stock present for purposes of determining the presence of a quorum for the meeting. They will have no effect on the outcome of the election of the directors.

Set forth below is certain information with respect to each nominee for election as a director and each continuing director. Our Board of Directors unanimously recommends a vote FOR each nominee.

NOMINEES

Name and Business Experience	Age	Class	Since
Randall W. White	62	III	1984

Chairman of the Board of EDC since September 1986, President of EDC since January 1986, and Treasurer of EDC from February 1984. From February 1980 until joining EDC in January 1983, Mr. White served as the Chief Financial Officer of Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

John A. Clerico	62	III	2004

Co-founder and Chairman of ChartMark Investments, Inc., an investment management firm, since 2000. He was Executive Vice President and Chief Financial Officer of Praxair, Inc., a major industrial gas company, from 1992 until 2000. On April 7, 2004 the Board of Directors increased the number of members serving on the Board from 4 members to 5 members and unanimously approved the appointment of Mr. Clerico to the Board.

CONTINUING DIRECTORS

Name and Business Experience	Age	Class	Since
Robert D. Berryhill	58	II	1986

Private Investor since 1992. Vice Chairman of the Board of EDC since October 1986.

G. Dean Cosgrove	70	II	1986

Retired Financial Vice President and Treasurer of Mapco Inc., Tulsa, Oklahoma, an energy company (which has been merged into The Williams Companies, Inc.), where he served from May 1984 until July 1985, and served as Vice President and Treasurer thereof from January 1981 until May 1984.

James F. Lewis	62	I	1992

Director since 1992. Mr. Lewis is the retired owner and CEO of The Lewis Companies, a major Oklahoma construction company. He held that position for thirty years until his retirement in 2001.

BOARD OF DIRECTORS

BOARD RESPONSIBILITIES

The Company’s Board of Directors, which is elected by our stockholders, is responsible for directing and overseeing the business and affairs of the Company. In carrying out its responsibilities, the Board of Directors selects and monitors the top management of the Company, provides oversight of the Company’s financial reporting processes and determines and implements the Company’s governance policies.

CORPORATE GOVERNANCE

The primary goal of our Board is to maximize stockholder value over the long term. Our Board of Directors and management are committed to good corporate governance to ensure that the Company is managed for the long-term benefit of our stockholders. During the past year, our Board of Directors and management have reviewed and updated our corporate governance policies and practices. In addition, during the past year, our Board has revised our corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission, or the SEC, and NASDAQ.

The Company has in place a variety of policies and practices to promote good corporate governance. Consistent with our Corporate Governance Guidelines, the majority of our Board of Directors is independent in accordance with the rules of NASDAQ and all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee also meet the NASDAQ guidelines for independence. The Compensation Committee, which evaluates our CEO’s performance in light of corporate goals and objectives, approves the compensation of the CEO.

During the past year, the Company has:

•	updated the charters for our Audit Committee, Compensation Committee and formed a Nominating and Corporate Governance Committee. The charters address corporate governance practices in accordance with the Sarbanes-Oxley Act, current NASDAQ corporate governance guidelines, and other applicable rules and regulations;

•	established disclosure control policies and procedures in accordance with the requirements of the Sarbanes-Oxley Act; and

•	established a Code of Business Conduct and Ethics applicable to our officers, directors and employees.

The Nominating and Corporate Governance Committee of our Board of Directors was formed during the year and is responsible for reviewing the Corporate Governance Guidelines periodically and reporting and making recommendations to the Board concerning corporate governance matters. Among the matters addressed by the Corporate Governance Guidelines are:

•	Director Independence — Independent directors shall constitute at least a majority of our Board of Directors.

•	Monitoring Board Effectiveness — The Corporate Governance Guidelines require that the Board, led by the Nominating and Corporate Governance Committee, conduct an annual self-evaluation of the functioning of the Board and the Board committees.

•	Executive Sessions of Independent Directors — The non-employee directors regularly meet without management present.

•	Board Access to Independent Advisors — Our Board of Directors as a whole, and each of its committees separately, have authority to retain such independent consultants, counselors or advisors to the Board or its committees as each shall deem necessary or appropriate.

•	Board Committees — All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are required to be independent in accordance with NASDAQ regulations.

Copies of our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee charters can be found on our website at http://www.edcpub.com.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors held four regular meetings during fiscal year 2004. Each director attended at least 75% of the meetings of the Board of Directors in fiscal year 2004. Under the Company’s Corporate Governance Guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about the business and operations of the Company. Although we have no formal policy, directors are expected to make every effort to attend the annual meeting of stockholders. Last year, all directors attended our annual meeting.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our chief executive officer and principal accounting officer. During fiscal year 2004, no waivers were granted to any provision of the Code of Business Conduct and Ethics. A copy of the Company’s Code of Business Conduct and Ethics is available on the Company’s Internet website at http://www.edcpub.com.

INDEPENDENCE OF DIRECTORS

The Board of Directors has determined that each of Robert D. Berryhill, John A. Clerico, G Dean Cosgrove and James F. Lewis is “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with our directors, individually or as a group, by writing to Board of Directors, Educational Development Corporation, 10302 East 55th Place, Tulsa, Oklahoma 74146. All such communications will be forwarded to the relevant director(s), except for solicitations or other matters not related to the Company.

NOMINATION PROCESS

The members of the Nominating and Corporate Governance Committee (the “Committee”), other than incumbent director nominees, discuss the qualifications of the director nominees and the needs of the Company. The Committee will consider nominees recommended by the directors, officers and stockholders of the Company. In evaluating director candidates, the Committee considers factors that are in the best interests of the Company and its stockholders, including, but not limited to, the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Committee desires to have represented on the Board of Directors, including familiarity with and experience in our specific industry; the NASDAQ’s requirements for directors, including any applicable independence standards and other qualifications and experience; each candidate’s ability to devote sufficient time and effort to his or her duties as a director of the Company and, where applicable, prior service as a director of the Company. There are, however, no stated minimum criteria for director nominees.

STOCKHOLDER NOMINATIONS FOR DIRECTORS

The Board of Directors will consider candidates for director nominees that are recommended by stockholders of the Company in accordance with the procedures set forth below. Any such nominations should be submitted to the Board of Directors in care of the Corporate Secretary, Educational Development Corporation, 10302 East 55th Place, Tulsa, OK. 74146 and accompany it with the following information:

•	Appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	The name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder(s).

The written recommendation should be submitted in the time frame described under the caption “Stockholder Proposals”

COMPENSATION OF DIRECTORS

As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 ($400 effective May, 2004) for each directors’meeting attended in person. Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors meetings or Committee meetings held by means of conference calls.

We do not have any formal policies or procedures relating to granting options to the members of our Board of Directors as a part of compensating such members for their service on our Board of Directors. However, from time to time in the past, we have granted options to the members of our Board of Directors, under our 1992 Incentive Stock Option Plan, as compensation for serving on the Board of Directors.

COMMITTEES OF BOARD OF DIRECTORS

(i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans. Their activities are governed by a written charter. The Executive Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this committee were held during the fiscal year ended February 29, 2004, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors’ meeting.

(ii) The Compensation Committee is composed of independent directors (as defined by NASDAQ) and is responsible for administering the Company’s 1992 Incentive Stock Option Plan and the 2002 Stock Option Plan. Their activities are governed by a written charter. The Compensation Committee consists of Messrs. Berryhill and Cosgrove. No separate meetings of this Committee were held during the fiscal year ended February 29, 2004, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors’ meetings.

(iii) The Audit Committee is composed of independent directors (as defined by NASDAQ). The Audit Committee consists of Messrs. Cosgrove, Berryhill and Lewis. Mr. Cosgrove serves as the audit committee’s financial expert. Their activities are governed by a written charter. The Audit Committee reviews the Company’s financial statements and any audit reports from the independent accountants. The Audit Committee annually considers the qualifications of the independent auditor of the Company and makes recommendations to the Board on the engagement of the independent auditor. The Audit Committee held four meetings during the fiscal year ended February 29, 2004 for the purpose of reviewing the Company’s quarterly results. In April 2004, the Audit Committee met with the independent public accountants (see Report of the Audit Committee elsewhere in this Proxy Statement).

(iv) Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently comprised of Messrs. Cosgrove, Berryhill and Lewis, each of whom qualifies as “independent” under the rules of NASDAQ, with Mr. Lewis serving as chairman. Their activities are governed by a written charter. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, reviewing candidates recommended by our stockholders, recommending to the Board the director nominees for the annual meeting of stockholders, developing and recommending to the Board a set of corporate governance principles and playing a general leadership role in our corporate governance. No separate meetings of this Committee were held during the fiscal year ended February 29, 2004, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors’ meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers or members of our Board of Directors serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 24, 2004, the number of shares of our common stock held by any persons known to management of the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock, and the number of shares of our common stock beneficially owned by each of our directors, each of the executive officers named in the Summary Compensation Table, and by all directors and nominees and executive officers as a group.

Name of Individual	Amount of Beneficial		Percent of
or Group	Ownership		Class (1)

Robert D. Berryhill	373,098		9.2%
John A. Clerico	16,000		*
G. Dean Cosgrove	28,038		*
James F. Lewis	90,198		2.2%
Randall W. White	781,445	(2)	18.6%
Winston Advisors, Inc.	266,860		6.6%
All directors and executive officers	1,288,779	(3)	30.6%
as a group (5 persons)

*less than 1 percent

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to stock options which are currently exercisable or which become exercisable within 60 days, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

(2) Includes 175,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 175,200 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE SECTION 16 (A)

Under Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors, its executive officers, and any persons holding more than ten percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the SEC and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2004. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 2004, all Section 16(a) filing requirements were satisfied.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the compensation of the Company’s President during the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002.

Summary Compensation Table
					Long Term Compensation
		Annual Compensation			Awards		Payouts
				Other				All
Name and				Annual	Restricted	#		Other
Principal	Fiscal			Compen-	Stock	Options/	LTIP	Compen-
Position	Year	Salary	Bonus	sation(1)(2)	Awards	SARs	Payouts	sation
Randall W. White	2004	$130,000	$20,000	$14,118	$–0–	–0–	$–0–	$–0–
Chairman of the	2003	$128,333	$20,000	$7,737	$–0–	–0–	$–0–	$–0–
Board, President	2002	$110,000	$20,000	$2,673	$–0–	–0–	$–0–	$–0–
and Treasurer

(1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

(2) The difference between the cost of Company shares acquired by the executive officer in the EDC Employee's 401(k) Plan and the market value of those shares at the time of acquisition.

COMPENSATION COMMITTEE REPORT

The fundamental philosophy of the Company’s compensation program is to offer competitive compensation opportunities for its executive officers, based primarily on the individual executive’s personal performance relative to their area of responsibility and the contribution to the short-term and long-term strategic objectives of the Company. This philosophy is further driven by the concept of rewarding the executive officers through a cash bonus program and a stock option program when the Company is profitable.

Each compensation package for an executive officer of the Company drawing over $100,000 per year is reviewed annually by the Compensation Committee and submitted to the Board of Directors for their approval.

The foundation of the Company’s executive compensation program is based upon the promotion of the Company’s short-term and long-term business objectives, the creation of a performance-oriented environment, and the enhancement of stockholder value through the greatest achievable profitability. The elements of the Company’s executive compensation program are: base salary compensation, cash bonus compensation and stock options.

Base salary compensation is intended to compensate the executive officers at a level commensurate with their responsibilities and contribution to the short- and long-term objectives of the Company. The Committee further takes into account the local and general economic conditions, future business prospects, and length of employment with the Company. Both the cash bonus compensation program and the stock option program are based upon the profitability of the Company and other considerations including sales levels, earnings per share levels and return on equity.

In its annual review of executive officer compensation for fiscal 2004, the Committee considered the bonus of the Company’s Chief Executive Officer, Randall W. White, in light of the Company’s overall performance for fiscal 2004, and the performance of the CEO relative to the long-term objectives of the Company. Based on that review, a cash bonus related to performance for fiscal 2004 was authorized.

Robert D. Berryhill
G. Dean Cosgrove

OPTION EXERCISES DURING FISCAL YEAR ENDED
FEBRUARY 29, 2004 AND OPTION VALUES AT FEBRUARY 29, 2004

The following table sets forth certain information with respect to options exercised by the Company’s President during the fiscal year ended February 29, 2004, and the number and value of unexercised stock options held by him at the end of the fiscal year.

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options	Options
	Shares Acquired	Value	at FY-End	at FY-End
Name	on Exercise	Realized(2)	February 29, 2004(1)	February 29, 2004(3)
Randall W. White	60,000	$526,680	215,200	$1,454,080

(1)	All unexercised options were exercisable as of February 29, 2004.

(2)	Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

(3)	Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 29, 2004 and (b) the per share option exercise price.

COMPENSATION PLANS

The following table sets forth the securities authorized for issuance under our equity compensation plans (including individual compensation arrangements) as of February 29, 2004.

Number of securities
remaining available for
	Number of securities to	Weighted average	future issuance under
	be issued upon exercise	exercise price of outstand-	equity compensation
	of outstanding options,	ing options,warrants and	plans(excluding securities
	warrants and rights	rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by	424,700	$3.57	985,000
security holders
Equity compensation plans not approved by	- 0 -	- 0 -	- 0 -
security holders
Total	424,700	$3.57	985,000

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of the three directors named below. Each member of the Audit Committee is an independent director as defined by NASDAQ rules. The Audit Committee’s activities are governed by a written charter adopted by the Board of Directors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Deloitte & Touche LLP, the Company’s independent auditor for fiscal year 2004, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of the Company’s financial statements. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Deloitte & Touche LLP their independence from the Company. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2004 and in the Company’s fiscal year 2004 Annual Report to Shareholders.

Submitted by the members of the Audit Committee of the Board of Directors,
G. Dean Cosgrove, Chairman
Robert D. Berryhill
James F. Lewis

COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
ON AN INDEXED BASIS

The following graph compares the performance of the Company’s Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices (“CRSP”) Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 28, 1999 in each of the Company’s Common Stock and the two Nasdaq indices.

The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Company’s forecast of future financial performance.

PERFORMANCE GRAPH COMPARISON OF THE FIVE-YEAR CUMULATIVE RETURN
Among the Company, Nasdaq Stock Market Total Return Index
and Nasdaq Non-Financial Stock Index

	CUMULATIVE TOTAL RETURN
	February	February	February	February	February	February
	1999	2000	2001	2002	2003	2004
EDC Stock	100.00	135.00	135.00	272.40	390.00	426.00

NASDAQ Non-Financial
Stock Index	100.00	218.63	93.73	72.78	54.72	84.17

NASDAQ Stock Market
Total Return Index	100.00	204.00	93.10	75.67	59.01	88.76

INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP served as the Company’s independent public accountants for the fiscal year ended February 29, 2004. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as the independent registered public accounting firm to make an audit of the financial statements of the Company for the fiscal year ending February 28, 2005. Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting of stockholders, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended February 29, 2004, and February 28, 2003, by the Company’s independent public accountants, Deloitte & Touche LLP.

	Fiscal	Fiscal
	Year	Year
	2004	2003
Audit fees (1)	$71,000	$65,800
Audit related fees	—	—
Tax fees (2)	8,600	8,400
All other fees	—	—

Total	$79,600	$74,200

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as review of our interim unaudited financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

(2) Tax fees consist of tax compliance, tax planning or tax advice.

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of Deloitte & Touche LLP. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by Deloitte & Touche LLP. On an ongoing basis, our management presents specific projects and categories of service to the Audit Committee for which advance approval is requested. The Audit Committee reviews those requests and advises management if the Audit Committee approves the engagement of Deloitte & Touche LLP. On a periodic basis, our management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

EMPLOYMENT CONTRACTS

The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2007 and provides for annual compensation of $150,000.

STOCKHOLDER PROPOSALS

The rules of the SEC govern when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under these rules, proposals that stockholders would like to submit for inclusion our proxy statement for our 2005 annual meeting of stockholders should be received by our Corporate Secretary no later than February 19, 2005. Only those stockholder proposals eligible for inclusion under the rules of the SEC will be included in our proxy statement.

If a stockholder desires to present a proposal, other than the nomination of directors at our 2005 annual meeting, outside the process provided by the rules of the SEC, the stockholder must follow the procedures set forth in the next sentence. A stockholder may present a proposal at an annual meeting if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the proposal, including any information regarding the proposal required under our By-laws, to our Corporate Secretary. To be timely for our 2005 annual meeting, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than February 19, 2005.

ANNUAL REPORT AND FORM 10-K

The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 29, 2004. Stockholders are referred to such Annual Report for information about the Company’s business and activities, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

Copies of the Company’s Annual Report on Form 10-K filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, will be provided without charge to record or beneficial owners of shares of our common stock entitled to vote at the meeting. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company’s corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515.

OTHER MATTERS

Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares of our common stock represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.

By order of the Board of Directors

Randall W. White
Chairman of the Board and President

Tulsa, Oklahoma
June 21, 2004

APPENDIX A

EDUCATIONAL DEVELOPMENT CORPORATION

AUDIT COMMITTEE CHARTER
(Amended January 7, 2004)

Purpose

The principal purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee the integrity of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements, including by reviewing the financial reports and other financial information provided by the Company, the Company’s disclosure controls and procedures and internal accounting and financial controls, the qualifications and independence of the Company’s auditors and the annual independent audit process.

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, at the Company’s expense, as it determines necessary to carry out its duties.

The Committee shall review this Charter for adequacy on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition will meet the Nasdaq Audit Committee requirements. Accordingly, each of the members will be a director:

•	Who has no relationship to the Company that the Board determines would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a member of the Audit Committee.

•	Who does not receive any consulting, advisory or other compensatory fee from the Company, other than in the member’s capacity as a member of the Board or any of its committees.

•	Who is not an “affiliated person” (as defined by applicable law or regulation) of the Company or any subsidiary, other than as a member of the Board or any of its committees.

•	Who is financially literate.

In addition, at least one member of the Committee will have sufficient accounting or related financial management expertise to comply with the Nasdaq Audit Committee Composition requirements and, to the extent practicable, be an “audit committee financial expert” (as that term is defined by the Securities and Exchange Commission (the “SEC”)). An audit committee financial expert must have all five of the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of Audit Committee functions.

Audit Committee members shall be appointed by the Board of Directors. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

Meetings

The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. At least quarterly, the Audit Committee shall meet separately with (i) the independent auditor and (ii) the Company’s management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

A1

APPENDIX A

Duties and Responsibilities

The Committee’s role is one of oversight, and it is recognized that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditor is responsible for auditing those financial statements.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. The functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

•	The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-K and the Annual Report to Stockholders, and shall review and consider with the outside auditor the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61.

•	The Committee shall review with the outside auditor, prior to filing with the SEC, the Company’s interim financial information to be included in the Company’s Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61.

•	The Committee shall periodically discuss with management and the outside auditor the quality and adequacy of the Company’s internal controls and internal auditing procedures, if any, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any fraud, in the Company’s internal controls.

•	The Committee shall periodically review with management and the outside auditor the quality, as well as acceptability, of the Company’s accounting policies and discuss with the outside auditor all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments and the treatment preferred by the outside auditor.

•	The Committee shall periodically discuss with the outside auditor whether all material correcting adjustments identified by the outside auditor in accordance with generally accepted accounting principles and the rules of the SEC are reflected in the Company’s financial statements.

•	The Committee shall review with management and the outside auditor any material financial or other arrangements of the Company which do not appear on the Company’s financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to understanding of the Company’s financial statements.

•	The Committee shall review with management and the outside auditor the Company’s critical accounting policies and practices.

•	The Committee shall review with the outside auditor all material communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

•	The Committee shall request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the outside auditor any such and their impact on the outside auditor’s independence, and take appropriate action regarding the independence of the outside auditor.

•	The Committee shall recommend to the Board whether, based on the reviews and discussions referred to above, the financial statements should be included in the Company’s Annual Report on Form 10-K.

•	The Committee shall oversee the Company’s disclosure controls and procedures.

A2

APPENDIX A

•	The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary.

•	The Committee shall be responsible for appointing, setting compensation and overseeing the work of the outside auditor and shall pre-approve all audit and non-audit services to be provided by the outside auditor.

•	The Committee shall have access to appropriate funding as determined by the audit committee to carry out its duties.

•	The Committee shall review and approve all related-party transactions on an ongoing basis.

•	The Committee shall review earnings press releases with management and the outside auditor prior to release.

•	The Committee shall conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with the Charter of the Committee. In addition, the Committee shall annually review and reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary.

Complaint Procedures

Any issue of significant financial misconduct shall be brought to the attention of the Committee for its consideration. In this regard, the Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

* * *

While the Audit Committee has the duties and responsibilities set forth in this charter, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

A3

EDUCATIONAL DEVELOPMENT CORPORATION

10302 East 55th Place, Tulsa, Oklahoma 74146

PROXY

THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS, JULY 27, 2004

     The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation (“EDC”) owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on July 27, 2004, at 10:00 o’clock A.M., local time, and at any adjournments.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

EDUCATIONAL DEVELOPMENT CORPORATION

July 27, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	UPON THE ELECTION OF DIRECTORS:

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	John A. Clerico Randall W. White (Class III Directors)
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

The foregoing is as set forth in the Notice of said meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged.

THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

    The Board of Directors knows of no other proposals to come before this meeting. IF ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

The undersigned hereby revokes any Proxy heretofore given, and ratifies all that said proxies may lawfully do or cause to be done by virtue hereof.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.